                                                                  A(10)(a)(iii)

[AIM LOGO      SUMMIT INVESTORS PLANS
APPEARS HERE]  Application


                                 The objective in purchasing this plan is
New Account #
             -----------------   --------------------------------------------

Monthly Unit        $            Special pricing applicable? [ ] Yes  [ ] No
                     ---------
Total Plan Amount   $            Special Pricing Breakpoint (Dealer Use)
                     ---------
Initial Investment  $                        [                  ]
                     ---------

List all associated account numbers and monthly amounts.
                                 $
------------------------------     ---------------------
                                 $
------------------------------     ---------------------
                                 $
------------------------------     ---------------------
                                 $
------------------------------     ---------------------

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REGISTRATION-Please Print or Type

INDIVIDUAL JOINT TENANT, WITH RIGHT OF SURVIVORSHIP GIFTS/TRANSFER TO MINORS Register Plan as Follows:
                                                               -       -
--------------------------------------------------       -----   -----   ------
First Name       Middle Initial       Last               Social Security Number
                                                         (If joint tenants, use
--------------------------------------------------       Social Security Number
First Name       Middle Initial       Last               of the first joint
                                                         tenant listed.)
--------------------------------------------------
Custodian's Name
                                                               -       -
--------------------------------------------------       -----   -----   ------
Minor's Name                                             Social Security Number
                                                               -       -
under the                              Uniform Gifts/    -----   -----   ------
         ------------------------------Transer to        Birthdate of Minor
                    State              Minor's Act

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CORPORATION, TRUSTS OR OTHER FIDUCIARIES
                                                           -

--------------------------------------------------   -----   --------------
Name of Corporation or Trustee(s)                    Taxpayer Identification No.
                                                                 -    -
--------------------------------------------------           ---- ---- ----
Name of Trust                                                Date of Trust

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ADDRESS, CITIZENSHIP & OCCUPATION


---------------------------------       ----------------------------------------
Street or P.O. Box                      Occupation (if Military, Rank & Service)

------------------- ----- -------       ----------------------------------------
City                State   Zip         Name of Employer

     -     -                            ----------------------------------------
----- ----- -------                     Street or P.O. Box
Telephone
                                        ------------------------- ----- --------
Nonresident Alien  [ ] Yes  [ ] No      City                      State   Zip

---------------------------------
If yes, citizen of

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I am an associated person of a NASD member firm. [ ] Yes  [ ] No

If yes, name of NASD member firm
                                 -----------------------------------------------

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The undersigned warrant(s) that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Applicaption, and have received a current prospectus for the fund.
   Under the Interest and Dividend Tax Compliance Act of 1983, we are required to have the following certification: Under the penalties of perjury, I certify that:
        (1) The number shown above is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), AND

        (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
              (c) the IRS has notified me that I am no longer subject to backup withholding.

   CERTIFICATION INSTRUCTIONS-You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. For real estate transactions, item 2 does not apply: For mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct Taxpayer Identification Number.

[ ] Nonresident Alien [Form(s) W-8 attached]

[ ] Exempt from Backup Withholding (i.e. exempt entity as described in Application Instructions)

Signature of Owner* X                                       Date
                     -------------------------------------       ---------------

Signature of Joint Owner X                                  Date
                          --------------------------------       ---------------
*If a corporate or trust account, authorized signor should indicate title
(e.g., President, Treasurer, or Trustee.)

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A Pre-authorized Check Application is attached [ ] Yes  [ ] No

Check box for Government Allotment [ ]

MAKE ALL CHECKS PAYABLE TO:         State Street Bank and Trust Company

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MAIL APPLICATION AND INITIAL INVESTMENT TO:

                            AIM Distributors, Inc.
                                P.O. Box 4264
                          Houston, Texas  77210-4264

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DEALER INFORMATION
Branch Office (if applicable)
                             ---------------------------------------------------
Firm Name
         -----------------------------------------------------------------------
Firm Address
            --------------------------------------------------------------------
Authorized Signature of Dealer X
                                ------------------------------------------------

REPRESENTATIVE INFORMATION
Representative's signature X
                            ----------------------------------------------------
Representative's name (print)
                             ---------------------------------------------------
                                                                      Number
PLAN MAILING ADDRESS
Street
      --------------------------------------------------------------------------
City                                                   State       Zip
    ---------------------------------------------------     -------   ----------